Derivatives and Hedging	12 Months Ended
Dec. 31, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and Hedging
Note 15 — DERIVATIVES AND HEDGING
We are exposed to market risks, such as changes in foreign currency exchange rates and interest rates. To manage the volatility related to these exposures we may enter into various derivative transactions. As of December 31, 2018, we had derivatives designated as net investment hedging and cash flow hedging instruments.
Net Investment Hedge
During October and December of 2018, as a means of mitigating the impact of currency fluctuations on our Euro investments in foreign entities, we executed a total of six cross currency swaps, in which we will pay fixed-rate interest in Euros and receive fixed-rate interest in U.S. dollars with a combined notional amount of 250.0 million Euros and which mature in March 2023. This effectively converts a portion of our U.S. Dollar denominated fixed-rate debt to Euro denominated fixed-rate debt. That conversion resulted in a benefit of $2.0 million for the year ended December 31, 2018, which was recognized within Interest expense, net within the Condensed Consolidated Statements of Income.
We designated the swaps as net investment hedges of our net investment in our European operations under ASU 2017-12 and applied the spot method to these hedges. For the year ended December 31, 2018, a $2.0 million gain was recognized within translation adjustments in AOCI, net of tax.
Cash Flow Hedging Instruments
In August 2018, we entered into two interest rate swaps with a combined notional amount of $150.0 million to manage the variability of cash flows in the interest rate payments associated with our existing LIBOR-based interest payments, effectively converting $150.0 million of our floating rate debt to a fixed rate. We began to receive floating rate interest payments based upon one month U.S. dollar LIBOR and in return are obligated to pay interest at a fixed rate of 2.732% until November 2022. We have designated these swap contracts as cash flow hedges pursuant to ASC 815, Derivatives and Hedging. For the year ended December 31, 2018, the amount of expense recognized within Interest expense, net in our Consolidated Statements of Income (Loss) was $0.3 million and $1.3 million of loss was recognized in AOCI, net of tax.
All of our derivative assets and liabilities measured at fair value are classified as Level 2 within the fair value hierarchy. We determine the fair value of our derivatives based on valuation methods, which project future cash flows and discount the future amounts present value using market based observable inputs, including interest rate curves and foreign currency rates. The fair value of derivative financial instruments recognized in the Condensed Consolidated Balance Sheets is as follows:

(In millions)	Balance Sheet Location	December 31, 2018	December 31, 2017
Assets
Cross Currency Swaps (Net Investment Hedge)	Other non-current assets	$2.6	$—
Liabilities
Interest Rate Swap (Fair Value Hedge)	Other non-current liabilities	$1.7	$—